UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CASI PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CASI Pharmaceuticals, Inc.

9620 Medical Center Drive, Suite 300

Rockville, MD 20850

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be Held December 11, 2014

To the Stockholders of CASI Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of CASI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held on December 11, 2014 at the Hilton Garden Inn, 14975 Shady Grove Rd, Rockville, MD 20850, at 10:00 a.m. local time for the following purposes:

1.	To approve the issuance and sale by the Company of shares of the Company’s common stock to Spectrum Pharmaceuticals, Inc. and/or its affiliate, Spectrum Pharmaceuticals Cayman, L.P. (together “Spectrum”) upon the exercise of contingent stock purchase rights that could result in (A) Spectrum owning greater than 20% of the Company’s issued and outstanding shares of common stock after such issuance and require approval under Nasdaq Listing Rule 5635(a) or (B) a change of control of the Company that would require approval under Nasdaq Listing Rule 5635(b).

2.

To approve the conversion of all outstanding shares of the Company’s Series A Preferred Stock, if any, issued to Spectrum upon the exercise of the Contingent Purchase Right into shares of the Company’s Common Stock prior to receiving stockholder approval of Proposal 1.

The Company’s Board of Directors recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has no knowledge of any other business to be transacted at the Special Meeting. The Board of Directors has fixed the close of business on October 14, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

Your vote is important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible. For specific voting instructions, please refer to the information provided in the following Proxy Statement, together with your proxy card or the voting instructions you receive by mail.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS OF CASI PHARMACEUTICALS, INC. TO BE HELD DECEMBER 11, 2014. THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY CARD ARE AVAILABLE AT WWW.CASIPHARMACEUTICALS.COM.

By Order of the Board of Directors

Dr. Wei-Wu He

Chairman

●, 2014

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

CASI Pharmaceuticals, Inc.

9620 Medical Center Drive, Suite 300

Rockville, MD 20850

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To be Held December 11, 2014

SOLICITATION OF PROXY

The accompanying proxy is solicited by the board of directors (the “Board of Directors”) of CASI Pharmaceuticals, Inc. (“CASI,” the “Company,” “we” or “us”) for use at the Special Meeting of Stockholders to be held on December 11, 2014 at Hilton Garden Inn, 14975 Shady Grove Rd, Rockville, MD 20850, at 10:00 a.m. local time.

These proxy solicitation materials are being mailed on or about ●, 2014 to all stockholders entitled to vote at the Special Meeting. Stockholders who owned our common stock at the close of business on October 14, 2014 are entitled to receive notice of, attend and vote at the Special Meeting. On the record date, there were ● shares of our common stock outstanding.

All proxies will be voted in accordance with the instructions contained on those proxies, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Special Meeting (the “Proposals”). Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our Corporate Secretary.

The costs and expenses for the solicitation of proxies will be borne by the Company. Expenses will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Special Meeting to beneficial owners of the Company’s common stock, par value $0.01 per share (“Common Stock”). Further solicitation of proxies may be made personally, by e-mail or by telephone by the Company’s directors, officers and employees who will not receive additional compensation for the solicitation.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS OF CASI PHARMACEUTICALS, INC. TO BE HELD DECEMBER 11, 2014. THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY CARD ARE AVAILABLE AT WWW.CASIPHARMACEUTICALS.COM.

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VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of CASI, you have a right to vote on certain business matters affecting us. The Proposals that will be presented at the Special Meeting and upon which you are being asked to vote are discussed below. Each share of our Common Stock that you owned as of the record date entitles you to one vote on each of the Proposals presented at the Special Meeting.

Methods of Voting for Stockholders of Record

If your shares are registered directly in your name, you are considered the stockholder of record and may vote by mail or in person at the Special Meeting.

•	Voting by Mail. You can vote by marking, dating and signing your proxy card, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

•	Voting in Person at the Meeting. If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Special Meeting.

Methods of Voting for Shares Held in Street Name

If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name and may vote over the Internet, by telephone, by mail or in person at the Special Meeting.

•	Voting over the Internet. You can vote via the Internet. The website address for Internet voting and the instructions for voting are provided with the instruction included with your proxy card. If you vote via the Internet you do not need to vote by telephone or return a proxy card.

•	Voting by Telephone. You can vote by telephone by calling the toll-free telephone number provided with the instruction included with your proxy card. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

•	Voting by Mail. You can vote by marking, dating and signing your proxy card, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

•	Voting in Person at the Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Special Meeting. To do this, you must:

•	If you voted over the Internet or by telephone, by entering a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•	Provide written notice by ● of the revocation to our Corporate Secretary at our principal executive offices; or

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•	Attend the Special Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on October 14, 2014 are entitled to receive notice and vote at the Special Meeting. On the record date, there were ● issued and outstanding shares of our Common Stock. Each holder of our Common Stock voting at the Special Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the meeting. Broker discretionary voting is not allowed.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. Approval of each of the Proposals will require the affirmative vote of a majority of the votes cast at the Special Meeting.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the election inspector appointed for the meeting. Such inspector will also determine whether a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Accordingly, abstentions will have no effect on whether the Proposals are approved at the Special Meeting.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm will not be able to vote your shares on the Proposals. These unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters. Broker non-votes will not be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming that a quorum is present, broker non-votes will have no effect on whether the Proposals are approved at the Special Meeting.

Voting of Proxies

All properly signed proxies that the Company receives prior to the vote at the Special Meeting and that are not revoked will be voted at the Special Meeting according to the instructions indicated on the proxies or, if no direction is indicated, will be voted FOR the each of the Proposals.

Voting Results

Voting results will be announced at the Special Meeting and published in a Form 8-K to be filed within four (4) business days after the Special Meeting.

No Appraisal Rights

CASI stockholders do not have any “appraisal” or “dissenters” rights in connection with either Proposal 1 or Proposal 2.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Common Stock as of September 26, 2014 for (i) each director, (ii) each executive officer named in the summary compensation table of our proxy statement dated April 21, 2014, (iii) all directors and executive officers of the Company as a group, and (iv) each person or group known by us to beneficially own more than 5% of our outstanding stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Common Stock Outstanding

Directors:
Wei-Wu He, Ph.D	1,177,727	(2) (3)	3.55%
James Huang	812,499	(4)	2.47%
Tak W. Mak, Ph.D	610,395	(2)	1.87%
Franklin. C. Salisbury, Jr.	12,500	(2)	*
Rajesh C. Shrotriya M.D.	-		-
Y. Alexander Wu, Ph.D	62,500	(2)	*

Named Executive Officers:
Ken K. Ren, Ph.D, Chief Executive Officer	913,535	(2)	2.74%
Cynthia W. Hu, JD, COO, General Counsel & Secretary	686,179	(2) (5)	2.08%
Sara B. Capitelli, VP, Finance and Principal Accounting Officer	155,727	(2)	*

All executive officers and directors as a group (9 persons)(2)	4,431,062	(2)	12.46	% (2)

More than 5% Beneficial Owners:
Celgene Corporation
86 Morris Avenue
Summit, NJ 07901	2,464,987		7.60%

IDG-Accel China and affiliated entities (6) Unit 1509, The Center 99 Queen’s Road, Central Hong Kong	6,842,783		20.22%

Spectrum Pharmaceuticals, Inc. and affiliated entities (7) 11500 S. Eastern Ave., Suite 240 Henderson, NV 89052	5,405,382		16.66%

*	Represents less than 1% of the common stock outstanding.

(1)	Beneficial ownership is defined in accordance with the rules of the SEC and the information does not necessarily indicate beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power and also any shares that the person or entity can acquire within 60 days of September 26, 2014 through the exercise of any stock option or other right. For purpose of computing the percentage of outstanding shares of common stock held by each person or entity, any shares that the person or entity has the right to acquire within 60 days after September 26, 2014 are deemed to be outstanding with respect to such person or entity but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or entity. Unless otherwise noted, each individual has sole voting and investment power with respect to the shares shown in the table above. The address for each person set forth above, unless otherwise noted, is c/o CASI Pharmaceuticals, Inc., 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850.

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(2)	Includes shares issuable upon exercise of options and warrants which are exercisable within 60 days of September 17, 2014, in the following amounts: Wei-Wu He, 711,957 (including 86,957 shares underlying warrants through Emerging Technology Partners, LLC); James Huang, 395,833 (including 208,333 shares underlying warrants through KPCB China Fund II, L.P. as to which Mr. Huang disclaims beneficial ownership except to his extent of his pecuniary interest therein); Tak W. Mak, 245,019; Franklin C. Salisbury, Jr., 12.500; Y. Alexander Wu, 62,500; Ken K. Ren, 913,535; Cynthia W. Hu, 610,212 (including 14,783 warrants owned by the reporting person’s spouse, as to which Ms. Hu disclaims beneficial ownership); Sara B. Capitelli, 155,727; and all executive officers and directors as a group, 3,107,283.

(3)	Includes 441,072 shares beneficially held by Emerging Technology Partners, LLC.

(4)	Includes 416,666 shares beneficially held by KPCB China Fund II, L.P. as to which Mr. Huang disclaims beneficial ownership except to his extent of his pecuniary interest therein.

(5)	Includes 74,982 shares beneficially held by spouse as to which Ms. Hu disclaims beneficial ownership.

(6)	Based on Amendment no. 1 to a Schedule 13D dated March 6, 2013 filed jointly on behalf of the following persons: (i) IDG-Accel Growth, (ii) IDG-Accel Investors, (iii) IDG-Accel China Growth Fund III Associates L.P., an exempted Cayman Islands limited partnership and the sole general partner of IDG-Accel Growth (“IDG-Accel Associates”), (iv) IDG-Accel China Growth Fund GP III Associates, Ltd., an exempted Cayman Islands limited company (“IDG-Accel GP,” and collectively with IDG-Accel Growth, IDG-Accel Investors and IDG-Accel Associates, “IDG-Accel”), and the sole general partner of each of IDG-Accel Investors and IDG-Accel Associates, (v) Chi Sing Ho, an individual, and director and shareholder of IDG-Accel GP, and (vi) Quan Zhou, an individual, and director and shareholder of IDG-Accel GP. The following table sets forth the beneficial ownership of shares of common stock for each of the reporting persons.

Reporting Person	Sole Power to Vote/Direct Vote	Shared Power to Vote/Direct Vote	Sole Power to Dispose/Direct Disposition	Shared Power to Dispose/Direct Disposition
IDG-Accel Growth	6,389,792	452,991	6,389,792	452,991
IDG-Accel Investors	452,991	6,389,792	452,991	6,389,792
IDG-Accel Associates	6,389,792	452,991	6,389,792	452,991
IDG-Accel GP	6,842,783	0	6,842,783	0
Chi Sing Ho	0	6,842,783	0	6,842,783
Quan Zhou	0	6,842,783	0	6,842,783

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(7)	Based on Schedule 13D dated September 26, 2014 filed jointly on behalf of Spectrum Pharmaceuticals, Inc., a Delaware corporation (“Spectrum”) and Spectrum Pharmaceuticals Cayman, L.P., an Exempted Limited Partnership organized under the laws of the Cayman Islands (“Spectrum Cayman”). Spectrum Cayman is owned 99% by Spectrum and 1% by Spectrum Pharmaceuticals International Holdings, LLC, a Delaware limited liability company (“Spectrum Holdings”). Spectrum Holdings is the sole general partner of Spectrum Cayman and Spectrum is the sole managing member of Spectrum Holdings. As a result, Spectrum may be deemed to share voting and dispositive power over the shares issued directly to Spectrum Cayman. Spectrum disclaims any beneficial ownership in the shares held directly by Spectrum Cayman except to the extent of its pecuniary interest therein. The following table sets forth the beneficial ownership of shares of common stock for each of the reporting persons.

Reporting Person	Sole Power to Vote/Direct Vote	Shared Power to Vote/Direct Vote	Sole Power to Dispose/Direct Disposition	Shared Power to Dispose/Direct Disposition
Spectrum	3,228,627	2,176,755	3,228,627	2,176,755
Spectrum Cayman	0	2,176,755	0	2,176,755

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PROPOSAL 1

To approve the issuance and sale by the Company of shares of the Company’s common stock to Spectrum Pharmaceuticals, Inc. and/or its affiliate, Spectrum Pharmaceuticals Cayman, L.P. (together “Spectrum”) upon the exercise of contingent stock purchase rights that could result in (A) Spectrum owning greater than 20% of the Company’s issued and outstanding shares of common stock after such issuance and require approval under Nasdaq Listing Rule 5635(a) or (B) a change of control of the Company that would require approval under Nasdaq Listing Rule 5635(b).

Background and Reasons for the Transaction

On September 17, 2014, we entered into investment agreements and issued an aggregate of 5,405,382 shares of our Common Stock to Spectrum. In consideration for the shares, as well as certain contingent rights to purchase additional shares of Common Stock and/or preferred stock (as described below) we received exclusive licenses to develop and commercialize Captisol-Enabled™ (propylene glycol-free) melphalan (CE melphalan) and ZEVALIN® (ibritumomab tiuxetan) in China, including Taiwan, Hong Kong and Macau (“Greater China”). We also acquired Greater China rights to an additional commercial oncology drug, MARQIBO® (vinCRIStine sulfate LIPOSOME injection) in exchange for a $1.5 million promissory note issued to another affiliate of Spectrum, Talon Therapeutics, Inc.

We are committed to becoming an integrated biopharmaceutical company with significant market share in Greater China. Through a combination of in-licensing and internal development, we have built and will continue to build a strong product pipeline, especially in oncology areas. The acquisition of these products will advance our business strategy by providing us with a near-term commercial opportunity in China. Both ZEVALIN® and MARQIBO® are approved by the U.S. FDA for sale in the U.S. by our licensors, while Captisol-Enabled™melphalan’s New Drug Application (NDA) is expected to be filed with FDA by our licensor in 2014. Since ZEVALIN® and MARQIBO® are already approved in the U.S. and marketed by our licensors, gaining approval for commercialization in China is expected to require a shorter timeframe than clinical stage drugs. As a U.S. based company with a wholly owned subsidiary and R&D operations in China, and a pipeline with late-stage products, we are preparing to take a lead position in China’s biopharmaceutical market, projected to be the world’s second largest by 2017.

The shares issued to Spectrum on September 17, 2014 represented approximately 19.99% percent of CASI’s outstanding shares prior to the transaction. Pursuant to the investment agreements, Spectrum also has a contingent right to purchase shares of our Common Stock at par value in order to maintain its post-investment equity ownership percentage (16.66%) as of the date of the transaction if we issue securities (subject to a limited exception for certain equity compensation grants) after September 17, 2014 (the “Contingent Purchase Right”).

To the extent that the issuance of such Common Stock would require stockholder approval under Nasdaq Marketplace Rules, and stockholder approval has not yet been obtained by CASI, Spectrum instead has the Contingent Purchase Right to purchase shares of Series A non-voting preferred stock, par value $1.00 per share (the “Series A Preferred Stock”), which cannot be converted into Common Stock without stockholder approval. The Contingent Purchase Right will expire upon the earliest of (1) the date on which CASI has raised, in the aggregate, $50 million in net proceeds through capital raising activities or (2) September 17, 2019 (subject to extension in limited circumstances).

Why We Need Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(a) requires us to obtain stockholder approval prior to the issuance of securities in connection with the acquisition of assets of another company if, as a result of that issuance of common stock or securities convertible into common stock:

•	the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or

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•	the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities; or

•	any director, officer or Substantial Shareholder (as defined by Nasdaq Marketplace Rule 5635(e)(3)) of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the Company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more.

In addition, Nasdaq Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock that could result in a change of control. This rule is referred to as the “Nasdaq Change of Control Rule.” Generally, Nasdaq interpretations provide that the acquisition of 20% or more of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer if such ownership would result in the largest ownership position. If Proposal 1 is approved, the future issuance of shares of Common Stock upon exercise of the Contingent Purchase Right may result a change in control.

We did not seek advance stockholder approval of the initial issuance of the shares of Common Stock to Spectrum because it was not required under Nasdaq Marketplace Rules. As described above, the closing of future issuances of Common Stock pursuant to the exercise of the Contingent Purchase Right in excess of the amounts allowed by the Nasdaq Marketplace Rules is expressly conditioned upon our first obtaining stockholder approval.

The maximum number of shares of Common Stock issuable upon exercise of the Contingent Purchase Right is not determinable at this time since such number will fluctuate based upon a percentage of the number of shares issued or deemed issued by the Company at the time of future capital raising transactions. Any such issuances of Common Stock will result in dilution to existing stockholders. In addition, the significant concentration of ownership in our Common Stock and the Contingent Purchase Right may adversely affect the trading price for our Common Stock because investors often perceive disadvantages in owning stock in companies with significant stockholders. These stockholders, if they acted together, could significantly influence all matters requiring approval by our stockholders, including the election of directors and the approval of mergers or other business combination transactions. These significant stockholders may be able to determine all matters requiring stockholder approval. The interests of significant stockholders may not always coincide with our interests or the interests of other stockholders.

Subject to the parameters described above, we are seeking stockholder approval of the future issuances of an indeterminate number of shares of Common Stock to Spectrum pursuant to the Contingent Purchase Right. If the Proposals are approved by stockholders, CASI does not anticipate seeking additional stockholder approval if and when shares of Common Stock are actually issued pursuant to the Contingent Purchase Right.

Required Vote

Approval of the issuance of shares of Common Stock to Spectrum upon issuance of the Contingent Purchase Right requires our receipt of the affirmative vote of a majority of the votes cast by stockholders at the Special Meeting.

Any shares of Common Stock held by Spectrum will not be entitled to vote on Proposal 1.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 1.

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PROPOSAL 2

To approve the conversion of all outstanding shares of the Company’s Series A Preferred Stock, if any, issued to Spectrum upon the exercise of the Contingent Purchase Right into shares of the Company’s Common Stock prior to receiving stockholder approval of Proposal 1.

Non-Voting Series A Preferred Stock

If Spectrum exercises its Contingent Purchase Right prior to the date of the Special Meeting or Proposal 1 is not approved by stockholders, Spectrum will have the right to purchase non-voting Series A Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”) at par value upon exercise of the Contingent Purchase Right. The Series A Preferred Stock does not have voting rights, except as required by Delaware law and with respect to certain actions that affect the holders of the Series A Preferred Stock. Upon any Liquidation (as defined in the Certificate of Designation), the holders of Series A Preferred Stock are entitled to receive, per share, an amount equal to the average of the closing sales price of the Common Stock for the ten trading days immediately prior to the date the Series A Preferred Stock was issued, multiplied by 100. At any time after the date that is 18 months following the first day we issue the Series A Preferred Stock, the holders of not less than a majority of the outstanding shares will have the right to elect to have all (but not less than all) of the then outstanding shares of Series A Preferred Stock redeemed by us for a price per share equal to the liquidation preference, plus all unpaid accrued and accumulated dividends. If we were to fail to pay in full the amount due upon redemption, we would pay interest on the redemption amount at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the amount, plus all such interest thereon, is paid in full.

Additionally, if Proposal 1 is not approved by stockholders, we are required under the terms of the investment agreements to continue to seek stockholder approval of the conversion of the Series A Preferred Stock into shares of Common Stock at successive annual stockholder meetings.

Required Vote

Approval of the issuance of shares of Common Stock to Spectrum upon issuance of the Contingent Purchase Right and conversion of outstanding shares of Series A Preferred Stock, if any, requires our receipt of the affirmative vote of a majority of the votes cast by stockholders at the Special Meeting.

Any shares of Common Stock held by Spectrum will not be entitled to vote on Proposal 2.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 2.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We prepared these proxy materials in accordance with the terms of the investment agreements. In addition, we agreed to prepare and file with the SEC a registration statement with the SEC covering the resale by Spectrum of the shares from time to time on a continuous basis.

Pursuant to the investment agreements, Spectrum also has the right to nominate one director to our Board of Directors, subject to the reasonable approval by our Board of Directors. Dr. Rajesh C. Shrotriya, the Chairman and Chief Executive Officer of Spectrum Pharmaceuticals, Inc., was nominated and appointed to our Board of Directors effective September 22, 2014.

As part of the transaction, we delivered to Talon Therapeutics, Inc., another affiliate of Spectrum, a $1.5 million promissory note, payable 18 months after the closing of the transaction, for exclusive Greater China rights to an additional commercial oncology drug, MARQIBO® (vinCRIStine sulfate LIPOSOME injection). The note bears interest at the rate of 0.50% per annum and is secured by the license granted for MARQIBO.

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FURTHER INFORMATION

The terms of the investment agreements, the Contingent Purchase Right and the Series A Preferred Stock are only briefly summarized in this proxy statement. For further information, please refer to the description contained in the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2014 as well as copies of the Certificate of Designation of Series A Preferred Stock and the investment agreements filed as Exhibits 4.1, 10.1 and 10.2 to the Current Report on Form 8-K, respectively. A copy of the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2014 and the above-referenced exhibits are available upon request. You may request a copy of these documents in writing or by telephone to our Corporate Secretary by mail at our executive offices located at 9620 Medical Center Drive, Suite 300, Rockville, MD 20850, or by phone at (240) 864-2643. The above-referenced Current Report on Form 8-K as well as our other filings with the SEC are also available from the SEC’s website at www.sec.gov or from the Company’s website at www.casipharmaceuticals.com (by selecting “Investor Center” and “View all SEC filings”).

GENERAL

Management of the Company does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Special Meeting. If any other matters should properly come before the Special Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies.

STOCKHOLDER PROPOSALS

The Annual Meeting of stockholders for the fiscal year ending December 31, 2014 is expected to be held in June 2015 (the “Next Annual Meeting”). Pursuant to the proxy rules, all proposals intended to be presented at the Next Annual Meeting must be received at the Company’s executive offices, which are located at 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850, Attention: Corporate Secretary, no later than January 21, 2015, to receive consideration for inclusion in the Proxy Statement and form of proxy related to that meeting.

Stockholders who do not wish to follow the SEC rules in proposing a matter for action at the Next Annual Meeting must notify the Company in writing of the information required by our amended and restated bylaws dealing with stockholder proposals. The notice must be delivered to the Company’s Secretary not later than the close of business on March 10, 2015, nor earlier than February 9, 2015. As to all such matters which the Company does not have notice on or prior to that date, discretionary authority to vote on such proposal shall be granted to the persons designated in the Company’s proxy relating to the Next Annual Meeting.

By Order of the Board of Directors,

Wei-Wu He, Ph.D

Chairman

●, 2014

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SPECIAL MEETING OF STOCKHOLDERS OF

CASI PHARMACEUTICALS, INC.

December 11, 2014

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach and mail in the envelope provided.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CASI PHARMACEUTICALS, INC. (THE “COMPANY”).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

		FOR	AGAINST	ABSTAIN
1.	To approve the issuance and sale by the Company of shares of the Company’s common stock to Spectrum Pharmaceuticals, Inc. and/or its affiliate, Spectrum Pharmaceuticals Cayman, L.P. (together “Spectrum”) upon the exercise of contingent stock purchase rights that could result in (A) Spectrum owning greater than 20% of the Company’s issued and outstanding shares of common stock after such issuance and require approval under Nasdaq Listing Rule 5635(a) or (B) a change of control of the Company that would require approval under Nasdaq Listing Rule 5635(b).	☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	To approve the conversion of all outstanding shares of the Company’s Series A Preferred Stock, if any, issued to Spectrum upon the exercise of the Contingent Purchase Right into shares of the Company’s Common Stock prior to receiving stockholder approval of Proposal 1.	☐	☐	☐

The shares of Common Stock represented by this proxy will be voted as directed. If no contrary instruction is given, the shares of Common Stock will be voted FOR each of the proposals.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.  Attendance of the undersigned at the meeting or at any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Corporate Secretary of CASI Pharmaceuticals, Inc. or shall vote in person at the meeting.

Signature of Stockholder	Date	Signature of Stockholder	Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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CASI PHARMACEUTICALS, INC.

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Cynthia W. Hu and Sara B. Capitelli and each of them as proxy (each of whom shall have full power of substitution) to represent the undersigned at the Special Meeting of Stockholders to be held at the Hilton Garden Inn, 14975 Shady Grove Rd, Rockville, MD 20850 on December 11, 2014 at 10:00 a.m. and at any adjournment or postponement thereof, and to vote the shares of common stock the undersigned would be entitled to vote if personally present, as indicated on the reverse.

(Continued and to be signed on the reverse side)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 11, 2014.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Stockholders, and the form of proxy card without charge by visiting www.casipharmaceuticals.com

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